                                                                  Exhibit 10.30

           THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
        ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR
           THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE
         OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT
        UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE
         BECOME EFFECTIVE WITH REGARD THERETO, OR (B) IN THE OPINION OF
         COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR
                  SUCH APPLICABLE STATE SECURITIES LAWS IS NOT
                    REQUIRED IN CONNECTION WITH SUCH PROPOSED
                            OFFER, SALE OR TRANSFER.

         This Common Stock Purchase Warrant is issued this 13th day of May, 1998, by AyurCore, Inc., a Delaware corporation (the "Company"), to Fred Kassner ("Holder").

                             W I T N E S S E T H:

                  1. Issuance of Warrant; Term. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder, subject to the provisions hereinafter set forth, the right to purchase 125,000 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), (this "Warrant"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares". This Warrant shall be exercisable at any time after the date hereof and on or before 5:00 p.m. on the 31st day of May, 2000. The number of Shares issuable upon exercise of this Warrant shall be subject to adjustment as hereinafter set forth.

                  2. Exercise Price. The exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $7.80 or, in the event the Company shall effect an initial public offering during the term of this Warrant, 130% of the price to the public in such initial public offering, subject to adjustment as hereinafter set forth (hereinafter referred to as the "Exercise Price").

                  3.       Exercise.

                  (a) This Warrant may be exercised by the Holder (but only on the conditions hereinafter set forth) in whole or in part, upon delivery of written notice to the Company, specifying the number of Shares which the Holder has elected to purchase, at the following address: 1737 N. First Street, Suite 290, San Jose, California 95112, Attention: Chief Executive Officer, or such other address as the Company shall designate in written notice to the Holder hereof, together with this Warrant and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to the Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the

Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

                  (b) Payment for the Shares to be purchased upon exercise of this Warrant shall be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased.

                  (c) If on any exercise of this Warrant the Holder would be entitled to acquire a fraction of a share of Common Stock, in lieu of such fraction of a share, the Holder of this Warrant otherwise entitled to a fraction of such share of Common Stock shall receive, upon surrender to the Company of the Warrant held by such Holder, a cash amount for such fraction of a share equal to the product obtained by multiplying (I) such fraction of a share of Common Stock, by (ii) the amount obtained by subtracting the Exercise Price from the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

                  4. Covenants and Conditions. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired by Holder for investment purposes and not with a view to distribution or resale and may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement for this Warrant under the Act and such applicable Blue Sky Laws or an opinion of counsel reasonably satisfactory to the Company and its counsel that registration is not required under the Act and under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as this Warrant, and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (B) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on this Warrant and such certificates. The Holder and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws. The Holder agrees that the Company may decline to permit a transfer of this Warrant if such transfer would result in this Warrant being held by more than 35 persons, exclusive of "accredited" investors as defined under Regulation D promulgated under the Act, or if such proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration. Furthermore, the unexercised Warrant may be transferred in full (subject to the provisions hereof) but not in part.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant shall, upon issuance and payment therefor in accordance with the terms hereof, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant and all other outstanding Warrants.

                  5. Warrant Holder Not Shareholder. This Warrant does not confer upon the Holder hereof, as such, any right or privilege whatsoever as a shareholder of the Company until the Holder shall have delivered the notice and tendered payment as required under the provisions of Sections 2 and 3 hereof.

                  6. Anti-Dilution. Wherever this Warrant specifies a number of Shares or an Exercise Price per share, the specified number of Shares or the specified Exercise Price per share shall be changed to reflect adjustments required by this section. If prior to the expiration or exercise of this Warrant there shall be any change in the capital structure of the Company, the Shares covered by this Warrant and the Exercise Price payable therefor shall be adjusted as follows:

                  (a) If a stock dividend is declared on the Common Stock, there shall be added to the shares of Common Stock issuable under this Warrant the number of shares of Common Stock ("total additional shares") which would have been issuable to the Holder had the Holder been the holder of record only of the number of shares of Common Stock covered by this Warrant but not exercised at the stock dividend record date. Such additional shares resulting from such stock dividend shall be delivered without additional cost, upon the exercise of this Warrant, and, in the event that less than all of the Shares covered by this Warrant are purchased, the number of additional shares to be delivered shall be the same fraction of the total additional shares as the number of shares purchased bears to the total number of shares of Common Stock covered by this Warrant. Any distribution to the holders of the Common Stock of the Company, other than a distribution of cash as a dividend out of surplus or net profits or a distribution by way of granting of rights to subscribe for shares of capital stock of the Company, shall be treated as a stock dividend.

                  (b) If an increase shall be effected in the number of outstanding shares of Common Stock by reason of a subdivision of such shares, the number of shares which may thereafter be purchased under this Warrant shall be increased by the number of shares that would have been received by the Holder on such subdivision had he been the holder of record only of the number of shares of Common Stock covered by this Warrant at the effective date of the subdivision. In such event, the Exercise Price per share shall be decreased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision and the denominator of which is the number of shares of Common Stock outstanding immediately after the subdivision.

                  (c) If a decrease shall be effected in the number of outstanding shares of Common Stock by reason of a combination or reverse stock split, the number of shares which may thereafter be purchased under this Warrant shall be changed to the number of shares which would have been held by the Holder after said combination or reverse stock split had he been the holder only of the number of shares of Common Stock covered by this Warrant at the effective date of the combination or reverse stock split. In such event, the Exercise Price per share shall be increased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the combination or reverse stock split and the denominator of which is the number of shares of Common Stock outstanding immediately after the combination or reverse stock split.

                  (d) If there is any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation or corporations, or any sale or distribution of all or substantially all of the Company's property and assets, adequate provision shall be made by the Company so that there shall remain and be substituted under this Warrant the stock, securities, or assets that would have been issuable or payable in respect of or in exchange for the shares of Common Stock then remaining under this Warrant and not theretofore purchased and issued hereunder, as if the Holder had been the owner of such shares on the applicable record date. Until the expiration or exercise of this Warrant, any shares of stock so substituted under this Warrant shall be subject to adjustment as provided in this Section 6 in the same manner and to the same effect as the shares of Common Stock covered by this Warrant.

                  7. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail as follows:


If to the Company:                                   AyurCore, Inc.
                                                     1737 N. First Street
                                                     Suite 290
                                                     San Jose, California 95112
                                                     Attention: President

If to Holder:                                          Fred Kassner
                                                       c/o Liberty Travel
                                                       59 Spring Street
                                                       Ramsey, New Jersey  07446


                  8. Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the state of New York.

                  9. Successors, Assigns. This Warrant shall be binding upon and inure to the benefit of any successor or successors of the Company, and shall inure to the benefit of and shall be enforceable by the Holder and the Holder's legal representatives, successors, heirs and permitted assigns.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer as of the date first above written.


                                           AYURCORE, INC.



                                           By: /s/ Deepa Chitre
                                              ---------------------------------
                                              Deepa Chitre
                                              Chief Executive Officer

           THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
        ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR
           THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE
         OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT
        UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE
         BECOME EFFECTIVE WITH REGARD THERETO, OR (B) IN THE OPINION OF
         COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR
                  SUCH APPLICABLE STATE SECURITIES LAWS IS NOT
                    REQUIRED IN CONNECTION WITH SUCH PROPOSED
                            OFFER, SALE OR TRANSFER.

         This Common Stock Purchase Warrant is issued this 13th day of May, 1998, by AyurCore, Inc., a Delaware corporation (the "Company"), to Michael Splinter and Patricia Roboostoff ("Holder").

                             W I T N E S S E T H:

                  1. Issuance of Warrant; Term. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder, subject to the provisions hereinafter set forth, the right to purchase 50,000 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), (this "Warrant"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares". This Warrant shall be exercisable at any time after the date hereof and on or before 5:00 p.m. on the 12th day of August, 1999. The number of Shares issuable upon exercise of this Warrant shall be subject to adjustment as hereinafter set forth.

                  2. Exercise Price. The exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $7.80 or, in the event the Company shall effect an initial public offering during the term of this Warrant, 130% of the price to the public in such initial public offering, subject to adjustment as hereinafter set forth (hereinafter referred to as the "Exercise Price").

                  3.       Exercise.

                  (a) This Warrant may be exercised by the Holder (but only on the conditions hereinafter set forth) in whole or in part, upon delivery of written notice to the Company, specifying the number of Shares which the Holder has elected to purchase, at the following address: 1737 N. First Street, Suite 290, San Jose, California 95112, Attention: Chief Executive Officer, or such other address as the Company shall designate in written notice to the Holder hereof, together with this Warrant and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to the Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the

Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

                  (b) Payment for the Shares to be purchased upon exercise of this Warrant shall be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased.

                  (c) If on any exercise of this Warrant the Holder would be entitled to acquire a fraction of a share of Common Stock, in lieu of such fraction of a share, the Holder of this Warrant otherwise entitled to a fraction of such share of Common Stock shall receive, upon surrender to the Company of the Warrant held by such Holder, a cash amount for such fraction of a share equal to the product obtained by multiplying (I) such fraction of a share of Common Stock, by (ii) the amount obtained by subtracting the Exercise Price from the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

                  4. Covenants and Conditions. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired by Holder for investment purposes and not with a view to distribution or resale and may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement for this Warrant under the Act and such applicable Blue Sky Laws or an opinion of counsel reasonably satisfactory to the Company and its counsel that registration is not required under the Act and under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as this Warrant, and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (B) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on this Warrant and such certificates. The Holder and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws. The Holder agrees that the Company may decline to permit a transfer of this Warrant if such transfer would result in this Warrant being held by more than 35 persons, exclusive of "accredited" investors as defined under Regulation D promulgated under the Act, or if such proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration. Furthermore, the unexercised Warrant may be transferred in full (subject to the provisions hereof) but not in part.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant shall, upon issuance and payment therefor in accordance with the terms hereof, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant and all other outstanding Warrants.

                  5. Warrant Holder Not Shareholder. This Warrant does not confer upon the Holder hereof, as such, any right or privilege whatsoever as a shareholder of the Company until the Holder shall have delivered the notice and tendered payment as required under the provisions of Sections 2 and 3 hereof.

                  6. Anti-Dilution. Wherever this Warrant specifies a number of Shares or an Exercise Price per share, the specified number of Shares or the specified Exercise Price per share shall be changed to reflect adjustments required by this section. If prior to the expiration or exercise of this Warrant there shall be any change in the capital structure of the Company, the Shares covered by this Warrant and the Exercise Price payable therefor shall be adjusted as follows:

                  (a) If a stock dividend is declared on the Common Stock, there shall be added to the shares of Common Stock issuable under this Warrant the number of shares of Common Stock ("total additional shares") which would have been issuable to the Holder had the Holder been the holder of record only of the number of shares of Common Stock covered by this Warrant but not exercised at the stock dividend record date. Such additional shares resulting from such stock dividend shall be delivered without additional cost, upon the exercise of this Warrant, and, in the event that less than all of the Shares covered by this Warrant are purchased, the number of additional shares to be delivered shall be the same fraction of the total additional shares as the number of shares purchased bears to the total number of shares of Common Stock covered by this Warrant. Any distribution to the holders of the Common Stock of the Company, other than a distribution of cash as a dividend out of surplus or net profits or a distribution by way of granting of rights to subscribe for shares of capital stock of the Company, shall be treated as a stock dividend.

                  (b) If an increase shall be effected in the number of outstanding shares of Common Stock by reason of a subdivision of such shares, the number of shares which may thereafter be purchased under this Warrant shall be increased by the number of shares that would have been received by the Holder on such subdivision had he been the holder of record only of the number of shares of Common Stock covered by this Warrant at the effective date of the subdivision. In such event, the Exercise Price per share shall be decreased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision and the denominator of which is the number of shares of Common Stock outstanding immediately after the subdivision.

                  (c) If a decrease shall be effected in the number of outstanding shares of Common Stock by reason of a combination or reverse stock split, the number of shares which may thereafter be purchased under this Warrant shall be changed to the number of shares which would have been held by the Holder after said combination or reverse stock split had he been the holder only of the number of shares of Common Stock covered by this Warrant at the effective date of the combination or reverse stock split. In such event, the Exercise Price per share shall be increased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the combination or reverse stock split and the denominator of which is the number of shares of Common Stock outstanding immediately after the combination or reverse stock split.

                  (d) If there is any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation or corporations, or any sale or distribution of all or substantially all of the Company's property and assets, adequate provision shall be made by the Company so that there shall remain and be substituted under this Warrant the stock, securities, or assets that would have been issuable or payable in respect of or in exchange for the shares of Common Stock then remaining under this Warrant and not theretofore purchased and issued hereunder, as if the Holder had been the owner of such shares on the applicable record date. Until the expiration or exercise of this Warrant, any shares of stock so substituted under this Warrant shall be subject to adjustment as provided in this Section 6 in the same manner and to the same effect as the shares of Common Stock covered by this Warrant.

                  7. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail as follows:


If to the Company:                                   AyurCore, Inc.
                                                     1737 N. First Street
                                                     Suite 290
                                                     San Jose, California 95112
                                                     Attention: President

If to Holder:                         Michael Splinter and Patricia Roboostoff
                                      8160 Kinsbrook Lane
                                      Granite Bay, California 95746


                  8. Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the State of New York.

                  9. Successors, Assigns. This Warrant shall be binding upon and inure to the benefit of any successor or successors of the Company, and shall inure to the benefit of and shall be enforceable by the Holder and the Holder's legal representatives, successors, heirs and permitted assigns.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer as of the date first above written.


                                       AYURCORE, INC.

                                       By: Deepa Chitre
                                          ----------------------------
                                           Deppa Chitre
                                           Chief Executive Officer

           THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
        ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR
           THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE
         OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT
        UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE
         BECOME EFFECTIVE WITH REGARD THERETO, OR (B) IN THE OPINION OF
         COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR
                  SUCH APPLICABLE STATE SECURITIES LAWS IS NOT
                    REQUIRED IN CONNECTION WITH SUCH PROPOSED
                            OFFER, SALE OR TRANSFER.

         This Common Stock Purchase Warrant is issued this 13th day of May, 1998, by AyurCore, Inc., a Delaware corporation (the "Company"), to Michael Splinter and Patricia Roboostoff ("Holder").

                             W I T N E S S E T H:

                  1. Issuance of Warrant; Term. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder, subject to the provisions hereinafter set forth, the right to purchase 50,000 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), (this "Warrant"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares". This Warrant shall be exercisable at any time after the date hereof and on or before 5:00 p.m. on the 31st day of May, 2000. The number of Shares issuable upon exercise of this Warrant shall be subject to adjustment as hereinafter set forth.

                  2. Exercise Price. The exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $7.80 or, in the event the Company shall effect an initial public offering during the term of this Warrant, 130% of the price to the public in such initial public offering, subject to adjustment as hereinafter set forth (hereinafter referred to as the "Exercise Price").

                  3.       Exercise.

                  (a) This Warrant may be exercised by the Holder (but only on the conditions hereinafter set forth) in whole or in part, upon delivery of written notice to the Company, specifying the number of Shares which the Holder has elected to purchase, at the following address: 1737 N. First Street, Suite 290, San Jose, California 95112, Attention: Chief Executive Officer, or such other address as the Company shall designate in written notice to the Holder hereof, together with this Warrant and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to the Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the

Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

                  (b) Payment for the Shares to be purchased upon exercise of this Warrant shall be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased.

                  (c) If on any exercise of this Warrant the Holder would be entitled to acquire a fraction of a share of Common Stock, in lieu of such fraction of a share, the Holder of this Warrant otherwise entitled to a fraction of such share of Common Stock shall receive, upon surrender to the Company of the Warrant held by such Holder, a cash amount for such fraction of a share equal to the product obtained by multiplying (I) such fraction of a share of Common Stock, by (ii) the amount obtained by subtracting the Exercise Price from the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

                  4. Covenants and Conditions. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired by Holder for investment purposes and not with a view to distribution or resale and may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement for this Warrant under the Act and such applicable Blue Sky Laws or an opinion of counsel reasonably satisfactory to the Company and its counsel that registration is not required under the Act and under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as this Warrant, and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (B) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on this Warrant and such certificates. The Holder and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws. The Holder agrees that the Company may decline to permit a transfer of this Warrant if such transfer would result in this Warrant being held by more than 35 persons, exclusive of "accredited" investors as defined under Regulation D promulgated under the Act, or if such proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration. Furthermore, the unexercised Warrant may be transferred in full (subject to the provisions hereof) but not in part.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant shall, upon issuance and payment therefor in accordance with the terms hereof, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant and all other outstanding Warrants.

                  5. Warrant Holder Not Shareholder. This Warrant does not confer upon the Holder hereof, as such, any right or privilege whatsoever as a shareholder of the Company until the Holder shall have delivered the notice and tendered payment as required under the provisions of Sections 2 and 3 hereof.

                  6. Anti-Dilution. Wherever this Warrant specifies a number of Shares or an Exercise Price per share, the specified number of Shares or the specified Exercise Price per share shall be changed to reflect adjustments required by this section. If prior to the expiration or exercise of this Warrant there shall be any change in the capital structure of the Company, the Shares covered by this Warrant and the Exercise Price payable therefor shall be adjusted as follows:

                  (a) If a stock dividend is declared on the Common Stock, there shall be added to the shares of Common Stock issuable under this Warrant the number of shares of Common Stock ("total additional shares") which would have been issuable to the Holder had the Holder been the holder of record only of the number of shares of Common Stock covered by this Warrant but not exercised at the stock dividend record date. Such additional shares resulting from such stock dividend shall be delivered without additional cost, upon the exercise of this Warrant, and, in the event that less than all of the Shares covered by this Warrant are purchased, the number of additional shares to be delivered shall be the same fraction of the total additional shares as the number of shares purchased bears to the total number of shares of Common Stock covered by this Warrant. Any distribution to the holders of the Common Stock of the Company, other than a distribution of cash as a dividend out of surplus or net profits or a distribution by way of granting of rights to subscribe for shares of capital stock of the Company, shall be treated as a stock dividend.

                  (b) If an increase shall be effected in the number of outstanding shares of Common Stock by reason of a subdivision of such shares, the number of shares which may thereafter be purchased under this Warrant shall be increased by the number of shares that would have been received by the Holder on such subdivision had he been the holder of record only of the number of shares of Common Stock covered by this Warrant at the effective date of the subdivision. In such event, the Exercise Price per share shall be decreased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision and the denominator of which is the number of shares of Common Stock outstanding immediately after the subdivision.

                  (c) If a decrease shall be effected in the number of outstanding shares of Common Stock by reason of a combination or reverse stock split, the number of shares which may thereafter be purchased under this Warrant shall be changed to the number of shares which would have been held by the Holder after said combination or reverse stock split had he been the holder only of the number of shares of Common Stock covered by this Warrant at the effective date of the combination or reverse stock split. In such event, the Exercise Price per share shall be increased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the combination or reverse stock split and the denominator of which is the number of shares of Common Stock outstanding immediately after the combination or reverse stock split.

                  (d) If there is any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation or corporations, or any sale or distribution of all or substantially all of the Company's property and assets, adequate provision shall be made by the Company so that there shall remain and be substituted under this Warrant the stock, securities, or assets that would have been issuable or payable in respect of or in exchange for the shares of Common Stock then remaining under this Warrant and not theretofore purchased and issued hereunder, as if the Holder had been the owner of such shares on the applicable record date. Until the expiration or exercise of this Warrant, any shares of stock so substituted under this Warrant shall be subject to adjustment as provided in this Section 6 in the same manner and to the same effect as the shares of Common Stock covered by this Warrant.

                  7. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail as follows:


If to the Company:                                   AyurCore, Inc.
                                                     1737 N. First Street
                                                     Suite 290
                                                     San Jose, California 95112
                                                     Attention: President

If to Holder:                         Michael Splinter and Patricia Roboostoff
                                      8160 Kinsbrook Lane
                                      Granite Bay, California 95746


                  8. Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the State of New York.

                  9. Successors, Assigns. This Warrant shall be binding upon and inure to the benefit of any successor or successors of the Company, and shall inure to the benefit of and shall be enforceable by the Holder and the Holder's legal representatives, successors, heirs and permitted assigns.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer as of the date first above written.


                                       AYURCORE, INC.

                                       By: Deepa Chitre
                                          ----------------------------
                                           Deppa Chitre
                                           Chief Executive Officer

           THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
        ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR
           THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE
         OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT
        UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE
         BECOME EFFECTIVE WITH REGARD THERETO, OR (B) IN THE OPINION OF
         COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR
                  SUCH APPLICABLE STATE SECURITIES LAWS IS NOT
                    REQUIRED IN CONNECTION WITH SUCH PROPOSED
                            OFFER, SALE OR TRANSFER.

         This Common Stock Purchase Warrant is issued this 13th day of May, 1998, by AyurCore, Inc., a Delaware corporation (the "Company"), to Paul Gupta ("Holder").

                             W I T N E S S E T H:

                  1. Issuance of Warrant; Term. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder, subject to the provisions hereinafter set forth, the right to purchase 25,000 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), (this "Warrant"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares". This Warrant shall be exercisable at any time after the date hereof and on or before 5:00 p.m. on the 31st day of May, 2000. The number of Shares issuable upon exercise of this Warrant shall be subject to adjustment as hereinafter set forth.

                  2. Exercise Price. The exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $7.80 or, in the event the Company shall effect an initial public offering during the term of this Warrant, 130% of the price to the public in such initial public offering, subject to adjustment as hereinafter set forth (hereinafter referred to as the "Exercise Price").

                  3.       Exercise.

                  (a) This Warrant may be exercised by the Holder (but only on the conditions hereinafter set forth) in whole or in part, upon delivery of written notice to the Company, specifying the number of Shares which the Holder has elected to purchase, at the following address: 1737 N. First Street, Suite 290, San Jose, California 95112, Attention: Chief Executive Officer, or such other address as the Company shall designate in written notice to the Holder hereof, together with this Warrant and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to the Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the

Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

                  (b) Payment for the Shares to be purchased upon exercise of this Warrant shall be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased.

                  (c) If on any exercise of this Warrant the Holder would be entitled to acquire a fraction of a share of Common Stock, in lieu of such fraction of a share, the Holder of this Warrant otherwise entitled to a fraction of such share of Common Stock shall receive, upon surrender to the Company of the Warrant held by such Holder, a cash amount for such fraction of a share equal to the product obtained by multiplying (I) such fraction of a share of Common Stock, by (ii) the amount obtained by subtracting the Exercise Price from the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

                  4. Covenants and Conditions. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired by Holder for investment purposes and not with a view to distribution or resale and may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement for this Warrant under the Act and such applicable Blue Sky Laws or an opinion of counsel reasonably satisfactory to the Company and its counsel that registration is not required under the Act and under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as this Warrant, and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (B) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on this Warrant and such certificates. The Holder and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws. The Holder agrees that the Company may decline to permit a transfer of this Warrant if such transfer would result in this Warrant being held by more than 35 persons, exclusive of "accredited" investors as defined under Regulation D promulgated under the Act, or if such proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration. Furthermore, the unexercised Warrant may be transferred in full (subject to the provisions hereof) but not in part.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant shall, upon issuance and payment therefor in accordance with the terms hereof, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant and all other outstanding Warrants.

                  5. Warrant Holder Not Shareholder. This Warrant does not confer upon the Holder hereof, as such, any right or privilege whatsoever as a shareholder of the Company until the Holder shall have delivered the notice and tendered payment as required under the provisions of Sections 2 and 3 hereof.

                  6. Anti-Dilution. Wherever this Warrant specifies a number of Shares or an Exercise Price per share, the specified number of Shares or the specified Exercise Price per share shall be changed to reflect adjustments required by this section. If prior to the expiration or exercise of this Warrant there shall be any change in the capital structure of the Company, the Shares covered by this Warrant and the Exercise Price payable therefor shall be adjusted as follows:

                  (a) If a stock dividend is declared on the Common Stock, there shall be added to the shares of Common Stock issuable under this Warrant the number of shares of Common Stock ("total additional shares") which would have been issuable to the Holder had the Holder been the holder of record only of the number of shares of Common Stock covered by this Warrant but not exercised at the stock dividend record date. Such additional shares resulting from such stock dividend shall be delivered without additional cost, upon the exercise of this Warrant, and, in the event that less than all of the Shares covered by this Warrant are purchased, the number of additional shares to be delivered shall be the same fraction of the total additional shares as the number of shares purchased bears to the total number of shares of Common Stock covered by this Warrant. Any distribution to the holders of the Common Stock of the Company, other than a distribution of cash as a dividend out of surplus or net profits or a distribution by way of granting of rights to subscribe for shares of capital stock of the Company, shall be treated as a stock dividend.

                  (b) If an increase shall be effected in the number of outstanding shares of Common Stock by reason of a subdivision of such shares, the number of shares which may thereafter be purchased under this Warrant shall be increased by the number of shares that would have been received by the Holder on such subdivision had he been the holder of record only of the number of shares of Common Stock covered by this Warrant at the effective date of the subdivision. In such event, the Exercise Price per share shall be decreased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision and the denominator of which is the number of shares of Common Stock outstanding immediately after the subdivision.

                  (c) If a decrease shall be effected in the number of outstanding shares of Common Stock by reason of a combination or reverse stock split, the number of shares which may thereafter be purchased under this Warrant shall be changed to the number of shares which would have been held by the Holder after said combination or reverse stock split had he been the holder only of the number of shares of Common Stock covered by this Warrant at the effective date of the combination or reverse stock split. In such event, the Exercise Price per share shall be increased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the combination or reverse stock split and the denominator of which is the number of shares of Common Stock outstanding immediately after the combination or reverse stock split.

                  (d) If there is any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation or corporations, or any sale or distribution of all or substantially all of the Company's property and assets, adequate provision shall be made by the Company so that there shall remain and be substituted under this Warrant the stock, securities, or assets that would have been issuable or payable in respect of or in exchange for the shares of Common Stock then remaining under this Warrant and not theretofore purchased and issued hereunder, as if the Holder had been the owner of such shares on the applicable record date. Until the expiration or exercise of this Warrant, any shares of stock so substituted under this Warrant shall be subject to adjustment as provided in this Section 6 in the same manner and to the same effect as the shares of Common Stock covered by this Warrant.

                  7. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail as follows:


If to the Company:                                   AyurCore, Inc.
                                                     1737 N. First Street
                                                     Suite 290
                                                     San Jose, California 95112
                                                     Attention: President

If to Holder:                         Paul Gupta
                                      15000 Blue Gum Court
                                      Saratoga, California 95070


                  8. Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the State of New York.

                  9. Successors, Assigns. This Warrant shall be binding upon and inure to the benefit of any successor or successors of the Company, and shall inure to the benefit of and shall be enforceable by the Holder and the Holder's legal representatives, successors, heirs and permitted assigns.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer as of the date first above written.


                                       AYURCORE, INC.

                                       By: Deepa Chitre
                                          ----------------------------
                                           Deppa Chitre
                                           Chief Executive Officer